EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sona Mobile Holdings Corp. (the ‘‘Company’’) on Form 10-KSB for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), we, Shawn Kreloff, Chief Executive Officer of the Company, and Stephen Fellows, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2007	/s/ SHAWN KRELOFF
Shawn Kreloff
Chief Executive Officer
/s/ STEPHEN FELLOWS
Stephen Fellows
Chief Financial Officer